Exhibit 10.7

JOINDER AGREEMENT

(Subsidiary Guarantor)

THIS JOINDER AGREEMENT (“Joinder Agreement”) is executed as of October 30, 2017, by BR METROWEST, LLC, a Delaware limited liability company (“Joining Party”), and delivered to KeyBank National Association, as Agent, pursuant to §5.5 of the Credit Agreement dated as of October 4, 2017, as from time to time in effect (the “Credit Agreement”), among BLUEROCK RESIDENTIAL HOLDINGS, L.P. (the “Parent Borrower”), the other Borrowers, KeyBank National Association, for itself and as Agent, and the other Lenders from time to time party thereto. Terms used but not defined in this Joinder Agreement shall have the meanings defined for those terms in the Credit Agreement.

RECITALS

A.       Joining Party is required, pursuant to §5.5 of the Credit Agreement, to become an additional Subsidiary Credit Party under the Credit Agreement; provided however, because the Joining Party is joining the Credit Agreement as a Subsidiary Guarantor, Joining Party is expressly not joining the Notes and shall have no liability under the Notes except as set forth in any Subsidiary Guaranty as a guarantor thereof.

B.       Joining Party expects to realize direct and indirect benefits as a result of the availability to Borrowers of the credit facilities under the Credit Agreement.

NOW, THEREFORE, Joining Party agrees as follows:

AGREEMENT

Joinder. By this Joinder Agreement, Joining Party hereby becomes a “Subsidiary Credit Party” under the Credit Agreement, the Guaranty and the other Loan Documents (other than the Notes) with respect to all the Obligations of Subsidiary Credit Parties now or hereafter incurred under the Credit Agreement and the other Loan Documents (other than the Notes). Joining Party agrees that Joining Party is and shall be bound by, and hereby assumes, all representations, warranties, covenants, terms, conditions, duties and waivers applicable to a Subsidiary Credit Party under the Credit Agreement, the Guaranty and the other Loan Documents from and after the Effective Date, including such provisions that apply to any Subsidiary Borrower as the same may be modified to reflect Joining Party’s status as a Subsidiary Guarantor of, rather than a party to, the Notes.

Representations and Warranties of Joining Party. Joining Party represents and warrants to Agent that, as of the Effective Date (as defined below), except as disclosed in writing by Joining Party to Agent on or prior to the date hereof and approved by the Agent in writing (which disclosures shall be deemed to amend the Schedules and other disclosures delivered as contemplated in the Credit Agreement), the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects as applied to Joining Party as a Subsidiary Credit Party and a Subsidiary Guarantor on and as of the Effective Date as though made on that date. As of the Effective Date, all covenants and agreements in the Loan Documents of the Credit Parties are true and correct with respect to Joining Party and no Default or Event of Default shall exist or might exist upon the Effective Date in the event that Joining Party becomes a Subsidiary Credit Party.

Joint and Several. Joining Party hereby agrees that, as of the Effective Date, the Credit Agreement, the Guaranty and the other Loan Documents heretofore delivered to the Agent and the Lenders shall be a joint and several obligation of Joining Party to the same extent as if executed and delivered by Joining Party (provided however, because the Joining Party is joining the Credit Agreement as a Subsidiary Guarantor, Joining Party is expressly not joining the Notes and shall have no liability under the Notes except as set forth in any Subsidiary Guaranty as a guarantor thereof), and upon request by Agent, will promptly become a party to the Credit Agreement, the Guaranty and the other Loan Documents (excluding the Notes) to confirm such obligation.

Further Assurances. Joining Party agrees to execute and deliver such other instruments and documents and take such other action, as the Agent may reasonably request, in connection with the transactions contemplated by this Joinder Agreement.

GOVERNING LAW. THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACTUAL OBLIGATION UNDER, AND SHALL, PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401, BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Counterparts. This Agreement may be executed in any number of counterparts which shall together constitute but one and the same agreement.

The effective date (the “Effective Date”) of this Joinder Agreement is October 30, 2017.

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IN WITNESS WHEREOF, Joining Party has executed this Joinder Agreement under seal as of the day and year first above written.

“JOINING PARTY”

BR METROWEST, LLC,
a Delaware limited liability company

By:	/s/ Jordan Ruddy
Name:	Jordan Ruddy
Title:	Authorized Signatory

[Signatures Continue on Following Page]

[Signature Page to Joinder Agreement - Metrowest]

ACKNOWLEDGED:

KEYBANK NATIONAL ASSOCIATION,
as Agent

By:	/s/ Christopher T. Neil
Name:	Christopher T. Neil
Title:	Vice President

[Signature Page to Joinder Agreement - Metrowest]